KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual life Insurance Company and Contract Owners of CML Variable Annuity Account A:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CML Variable Annuity Account A, comprised of the Invesco V.I. Main Street Sub-Account (the “Separate Account”), as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 8 for each of the years or periods in the five-year period then ended (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2022, and the results of its operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the underlying mutual fund or its transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the MassMutual’s Separate Accounts’ auditor since 2004.

Boston, Massachusetts

March 8, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

F-1

CML Variable Annuity Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Invesco V.I.
Main Street
Sub-Account®
ASSETS
Investments
Number of shares	84,856
Identified cost	$1,989,797
Value	$1,367,872
Total assets	1,367,872
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	532
Total liabilities	532
NET ASSETS	$1,367,340
Net Assets:
Accumulation units - value	$1,336,096
Contracts in payout (annuitization) period	31,244
Net assets	$1,367,340
Outstanding units
Contract owners	29,355
UNIT VALUE
Account A	$46.58

See Notes to Financial Statements.

F-2

CML Variable Annuity Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Years Ended December 31, 2022 and 2021

	Invesco V.I.	Invesco V.I.
	Main Street	Main Street
	Sub-Account®	Sub-Account®
	2022	2021
Investment Income
Dividends	$22,435	$13,746
Expenses
Mortality and expense risk fees	7,822	9,731
Net investment income (loss)	14,613	4,015
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(27,121)	39,691
Realized gain distribution	578,265	112,055
Realized gain (loss)	551,144	151,746
Change in net unrealized appreciation/depreciation of investments	(974,300)	311,738
Net gain (loss) on investments	(423,156)	463,484
Net increase (decrease) in net assets resulting from operations	(408,543)	467,499
Capital transactions:
Transfers due to death benefits	(225,192)	-
Transfers due to annuity benefit payments	(2,740)	(2,937)
Transfers due to withdrawal of funds	(84,763)	(187,088)
Transfers due to net charge (credit) to annuitant mortality fluctuation	1,662	191
Net increase (decrease) in net assets resulting from capital transactions	(311,033)	(189,834)
Total increase (decrease)	(719,576)	277,665
NET ASSETS, at beginning of the year	2,086,916	1,809,251
NET ASSETS, at end of the year	$1,367,340	$2,086,916

See Notes to Financial Statements.

F-3

CML Variable Annuity Account A

Notes To Financial Statements

1.	ORGANIZATION

CML Variable Annuity Account A (the “Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 30, 1968. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2022, the Separate Account consisted of the following sub-account which was invested in the corresponding mutual fund:
The sub-account listed in the first column
	Sub-Account	invests in the fund in this column

	Invesco V.I. Main Street Sub-Account®[1]	Invesco V.I. Main Street Fund®[1,2]

[1]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Main Street Sub-Account/Fund®.
[2]Invesco Advisers, Inc. is the investment adviser to this Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account CML Variable Annuity Account A follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying fund held by the Invesco V.I. Main Street Sub-Account are carried at fair value which is based on the closing net asset value of the underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying investment funds.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

F-4

Notes To Financial Statements (Continued)

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Annuitant Mortality Fluctuation

The Separate Account contributes to an Annuitant Mortality Fluctuation Fund (AMFF) reserve maintained by MassMutual as required by regulatory authorities to provide for mortality losses incurred. The AMFF reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the AMFF reserve which is held in the Separate Account. Net transfers from the Separate Account to MassMutual totaled $1,662 and $191 for the years ended December 31, 2022 and 2021 respectively. The AMFF reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is AMFF not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

G.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using either the 71 IAM or 83 IAM table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2022. There have been no transfers between levels for the year ended December 31, 2022.

5.	RELATED PARTY TRANSACTIONS

Receivable from/Payable to MassMutual

Certain fees such as mortality and expense risk fees are charges paid between the general investment account (the “General Account”) and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

F-5

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

	Invesco V.I.	Invesco V.I.
	Main Street	Main Street
	Sub-Account®	Sub-Account®
	2022	2021
Cost of purchases	$601,673	$126,837
Proceeds from sales	(320,576)	(200,396)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

	Invesco V.I.	Invesco V.I.
	Main Street	Main Street
	Sub-Account®	Sub-Account®
	2022	2021
Units purchased	9	9
Units withdrawn	(6,261)	(3,589)
Net increase (decrease)	(6,252)	(3,580)
F-6

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

	A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years or periods in the five-year period ended December 31, 2022 follows:

	At December 31,			For the Years Ended December 31,
				Investment
		Net Assets		Income	Expense	Total
	Units	Unit Value	Amount	Ratio[1]	Ratio[2]	Return[3]
Invesco V.I. Main Street Sub-Account®[4]
2022	29,355	$46.58	$1,367,340	1.41%	0.49%	(20.53)%
2021	35,607	58.61	2,086,916	0.07	0.49	26.94
2020	39,187	46.17	1,809,251	1.46	0.49	13.38
2019	45,874	40.72	1,868,009	1.02	0.49	31.43
2018	54,095	30.98	1,675,977	1.04	0.49	(8.34)

[1]The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
[2] The expense ratios represent the annualized policy expense of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
[4]See Note 2 to the financial statements for the previous name of this sub-account.

B.	The Separate Account is assessed a mortality and expense risk charge. MassMutual will make deductions, for all contract years, equal on an annual basis to 0.49% of the average daily net assets for mortality and expense risks undertaken by MassMutual. This charge is assessed through a reduction of unit values for all contracts contained within the Separate Account. A one time front-end charge is also made for sales and administrative charges. The charge ranges from 8% to 9% on periodic purchase payments. This charge is assessed through a reduction in the number of units purchased.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 8, 2023, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-7